Exhibit 10.2

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Second Amendment to Collaboration and License Agreement (this “Second Amendment”) amends the Collaboration and License Agreement dated June 1, 2022, by and between Repare Therapeutics Inc., a Canadian corporation, on the one hand, and Hoffmann-La Roche Inc., a New Jersey corporation, and F. Hoffmann-La Roche Ltd, a Swiss company, on the other hand (the “Agreement”), as previously amended on October 7, 2022. This Amendment is made and entered into as of October 7, 2022 (the “Second Amendment Date”). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

INTRODUCTION

WHEREAS, in Section 5.1(d)(i) of the Agreement, the Parties agreed to negotiate and enter into the Repare Trial Collaboration Agreement within [***] of the Effective Date of the Agreement.

WHEREAS, the Parties, by mutual agreement, now wish [***];

NOW, THEREFORE, in consideration of the premises and the mutual covenants

1.
Section 5.1(d)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(i) No later than [***], the Parties shall negotiate in good faith and enter into an agreement governing the Parties’ rights and obligations with respect to Repare Trials, [***] (such data, “Repare Trial Data,” and such agreement, the “Repare Trial Collaboration Agreement”). To the extent there is any conflict between the terms of any executed Repare Trial Collaboration Agreement and the terms of this Agreement, the Repare Trial Collaboration Agreement shall control with respect to the rights and obligations of the Parties with respect to Repare Trials. However, no failure by the Parties to enter into a Repare Trial Collaboration Agreement will limit Repare’s right to conduct Repare Trials in accordance with the terms of this Agreement.”

2.
As amended by the Second Amendment, The Agreement remains un full force and effect.

3.
This Second Amendment may be executed in any number of counterparts (either manually or by facsimile), each of which shall be deemed to be an original, an all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the Second Amendment Date.

REPARE THERAPEUTICS INC.

By: /s/ Steve Forte

Name: Steve Forte

Title: EVP, Chief Financial Officer

By: /s/ Lloyd M. Segal

Name: Lloyd M. Segal

Title: President and CEO

HOFFMANN-LA ROCHE INC.

By: /s/ John Parise

Name: John Parise

Title: Authorized Signatory

F. HOFFMANN-LA ROCHE LTD

By: /s/ Claire Steers

Name: Claire Steers

Title: Global Asset and Alliance Management Director

By: /s/ Hannah Boehm

Name: Hannah Boehm

Title: Legal Counsel